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                        SUPPLEMENT TO THE PROSPECTUS OF
                        DEAN WITTER INCOME BUILDER FUND
                            DATED NOVEMBER 26, 1997

    The first paragraph under the subsection entitled "Portfolio
Management--Portfolio Managers" under the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" is hereby replaced by the following:

        The assets of the Fund are managed within InterCapital's Growth and Income Group, which manages 24 funds and fund portfolios with approximately $29.9 billion in assets as of December 31, 1997. Paul D. Vance and Peter M. Avelar, Senior Vice Presidents of InterCapital and members of InterCapital's Growth and Income Group, have been the primary portfolio co-managers of the Fund since its inception and January 1998, respectively, and have been portfolio managers with InterCapital for over five years.

January 23, 1998